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                                                                    EXHIBIT 99.2

                               FIRST AMENDMENT TO
                    AMENDED AND RESTATED COLLATERAL AGREEMENT

         FIRST AMENDMENT, dated as of January 25, 2002 (this "AMENDMENT"), to the Amended and Restated Collateral Agreement, dated as of March 7, 2000 (the "COLLATERAL AGREEMENT"), made by the Grantors, in favor of CITIBANK, N.A., as Documentation Agent (in such capacity, the "DOCUMENTATION AGENT") for the banks and other financial institutions (the "LENDERS") from time to time parties to the Second Amended and Restated Credit Agreement, dated as of September 15, 1998 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Hexcel Corporation (the "COMPANY") and the Foreign Borrowers from time to time party thereto (together with the Company, the "BORROWERS"), the Lenders, the Documentation Agent, and Credit Suisse First Boston, as Administrative Agent (the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers; and

         WHEREAS, the parties to the Collateral Agreement desire to amend the Collateral Agreement as set forth herein;

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and mutual agreements contained herein, the parties hereto hereby agree as follows:

                            SECTION 1. DEFINED TERMS

     1.1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement or the Collateral Agreement are used herein as defined in the Credit Agreement or the Collateral Agreement.

                              SECTION 2. AMENDMENT

     2.1. AMENDMENTS TO SUBSECTION 1.1.

         (a) Subsection 1.1(a) of the Collateral Agreement is hereby replacing in its entirety Subsection 1.1(a) with the following to read in its entirety as follows:

                  "1.1 DEFINITIONS (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC: Accounts, Account Debtor, Certificated Security, Chattel Paper, Deposit Account, Documents, Equipment, General Intangibles, Instruments, Inventory, Letter-of-Credit Rights, Proceeds and Securities Account."

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         (b) Subsection 1.1(b) of the Collateral Agreement is hereby amended by
(i) deleting the definition of "Proceeds" therein in its entirety and (ii) inserting in proper alphabetical order the following new definitions:

                  "Approved Deposit Account" means a Deposit Account maintained by any Grantor with a Deposit Account Bank which account is the subject of an effective Deposit Account Control Agreement, and includes all monies on deposit therein and all certificates and instruments, if any, representing or evidencing such Approved Deposit Account.

                  "Control Account Agreement" means a letter agreement, substantially in the form of Annex 3 (with such changes as may be agreed to by the Administrative Agent and the Documentation Agent), executed by the relevant Grantor, the Documentation Agent and the relevant Approved Securities Intermediary.

                  "Copyrights" means (a) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any foreign counterparts thereof and (b) the right to obtain all renewals thereof.

                  "Copyright Licenses" means any written agreement naming any Grantor as licensor or licensee granting any right under any Copyright, including the grant of rights to copy, publicly perform, create derivative works, manufacture, distribute, exploit and sell materials derived from any Copyright.

                  "Deposit Account Bank" means a financial institution selected or approved by the Administrative Agent and with respect to which a Grantor has delivered to the Documentation Agent an executed Deposit Account Control Agreement.

                  "Deposit Account Control Agreement" means a letter agreement, substantially in the form of Annex 2 (with such changes as may be agreed to by the Administrative Agent and the Documentation Agent), executed by the Grantor, the Documentation Agent and the relevant Deposit Account Bank.

                  "Intellectual Property" means, collectively, Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses and trade secrets, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

                  "Patents" means (a) all letters patent of the United States, any other country or any political subdivision thereof and all reissues and extensions thereof, (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, and (c) all rights to obtain any reissues or extensions of the foregoing.


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                  "Patent Licenses" means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use, import, sell or offer for sale any invention covered in whole or in part by a Patent.

                  "Trademarks" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, and (b) the right to obtain all renewals thereof.

                  "Trademark Licenses" means any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark.

     2.2. AMENDMENT TO SUBSECTION 3.1. Subsection 3.1 (Grant of Security Interest) of the Collateral Agreement is hereby amended by:

         (a) deleting the word "and" at the end of subclause (e), renaming subclause (f) as subclause (n) and inserting a new subclause (f) to read in its entirety as follows:

         "(f) all General Intangibles, including all Intellectual Property;"

         (b) inserting the following new subclauses (g) through (m) immediately after subclause (f) (as amended in subclause 2.2(a) of this Amendment) to read in their entirety as follows:

         "(g) all Chattel Paper;

         (h) all Deposit Accounts;

         (i) all Documents;

         (j) all Instruments;

         (k) all Letter-of-Credit Rights;

         (l) all other goods and personal property of such Grantor whether tangible or intangible wherever located;

         (m) all property of any Grantor held by the Documentation Agent or any Lender, including all property of every description, in the possession or custody of or in transit to the Documentation Agent or such Lender for any purpose, including safekeeping, collection or pledge, for the account of such Grantor or as to which such Grantor may have any right or power; and";


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         (c) deleting the first full paragraph immediately following the end of subclause (n) (as amended in subclause 2.2(a) of this Amendment), beginning with the words "Notwithstanding the foregoing" through and including the words "such preceding sentence.", in its entirety and inserting the following two paragraphs to read in their entirety as follows:

                  "Notwithstanding anything herein to the contrary, in no event shall ACM Holdings Corporation ("ACM") or Hexcel Technologies Inc. ("HTI") be considered a Grantor hereunder, nor shall any property of ACM or HTI constitute Collateral hereunder, it being understood and agreed that ACM and HTI shall be considered Subsidiary Guarantors hereunder and are signatories hereto only with respect to Section 2 and
         Section 8 hereof.

                  Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in, any of such Grantor's right, title or interest: (a) in any Intellectual Property (i) if the grant of such security interest shall constitute or result in the abandonment, invalidation or rendering unenforceable any right, title or interest of any Grantor therein, (ii) which is licensed to a Grantor pursuant to an agreement which prohibits the assignment, transfer or pledge of such Intellectual Property or (iii) which constitutes the following Patents which are to be transferred from the Company to Clark-Schwebel Tech-Fab Company (a New York general partnership) in connection with the conversion of Clark-Schwebel Tech-Fab Company into a limited liability company to be known as "CS Tech Fab Company, LLC,": U.S. App. No. 09/663274, U.S. Patent No. 6174483, U.S. App. No. 09/636140, U.S. App.
         No. 09/634415, U.S. Patent No. 6123879, Canada App. No. 2236735, China
         App. No. 96198431.7, European App. No. 96940356.7, Japan App. No, 519768/97 and U.S. Patent No. 5836715; or (b) in any license, contract or agreement to which such Grantor is a party or any of its rights or interests thereunder, to the extent, but only to the extent, that such a grant, under the terms of such license, contract or agreement (including, without limitation, any partnership agreements or any limited liability company agreements), or otherwise, results in a breach or termination of the terms of, or constitutes a default under or termination of any such license, contract or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the New York UCC or the Uniform Commercial Code as in effect from time to time in any relevant jurisdiction or any other applicable law (including Title 11 of the United States Code entitled "Bankruptcy", as now or hereafter in effect, or any successor statute) or principles of equity)."

     2.3. AMENDMENTS TO SECTION 4. Section 4 (Representations and Warranties) of the Collateral Agreement is hereby amended by

         (a) inserting a new Subsection 4.7 immediately after subsection 4.6 to read in its entirety as follows:

         "4.7 INTELLECTUAL PROPERTY.

                  (a) Schedule 7 lists all Intellectual Property which is material to the business of such Grantor on the date hereof, separately identifying that owned by such


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         Grantor and that licensed to such Grantor, and such Intellectual
         Property constitutes all of the intellectual property rights material to the conduct of such Grantor's business; PROVIDED, HOWEVER, that,
         Schedule 7 does not list (i) licenses of Intellectual Property from one Grantor to another Grantor, (ii) operational licenses for software constituting Intellectual Property used in the day-to-day business operations of such Grantor, (iii) licenses which such Grantor is prohibited from disclosing due to confidentiality restrictions in the license agreement for such Intellectual Property and (iv) Intellectual Property which does not constitute part of the Collateral.

                  (b) On the date hereof, all Intellectual Property which is material to the business of, and is owned by, such Grantor is valid, subsisting, unexpired and enforceable, has not been adjudged invalid and has not been abandoned and the use thereof in the business of such Grantor does not infringe the intellectual property rights of any other Person.

                  (c) Except as set forth in Schedule 7, on the date hereof, none of the Intellectual Property which is material to the business of, and is owned by, such Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

                  (d) No holding, decision or judgment has been rendered by any Governmental Authority that would limit, cancel or question the validity of, or such Grantor's rights in, any Intellectual Property which is material to the business of such Grantor.

                  (e) No action or proceeding seeking to limit, cancel or question the validity of any Intellectual Property which is material to the business of, and is owned by, such Grantor or such Grantor's ownership interest therein is on the date hereof pending or, to the knowledge of such Grantor, threatened, and there are no claims, judgments or settlements to be paid by such Grantor relating to such Intellectual Property."

         (b) inserting a new Subsection 4.8 immediately after Subsection 4.7 (as amended in subclause 2.3(a) of this Amendment) to read in its entirety as follows:

                  "4.8 DEPOSIT ACCOUNTS; CONTROL ACCOUNTS. The only Approved Deposit Accounts or Securities Accounts maintained by any Grantor on the date hereof are those listed on Schedule 8, which sets forth such information separately for each Grantor."

     2.4. AMENDMENT TO SECTION 5. Section 5 (Covenants) of the Collateral Agreement is hereby amended by inserting a new Subsection 5.9 immediately after Subsection 5.8 to read in its entirety as follows:

         "5.9 INTELLECTUAL PROPERTY.

                  (a) Such Grantor will (i) continue to use each Trademark that is Intellectual Property in order to maintain such Trademark in full force and effect with respect to each class of goods which are material to the business of the Grantor and for


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         which such Trademark is currently used, free from any claim of abandonment for non-use and (ii) not do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

                  (b) Such Grantor will not do any act, or omit to do any act, whereby any Patent which is material to the business of the Grantor may become forfeited, abandoned or dedicated to the public.

                  (c) Such Grantor (i) will not do any act or omit to do any act whereby any portion of the Copyrights which are material to the business of the Grantor may become invalidated or otherwise impaired and (ii) will not do any act whereby any portion of such Copyrights may fall into the public domain.

                  (d) Such Grantor will not do any act, or omit to do any act, whereby any trade secret which is material to the business of the Grantor may become publicly available or otherwise unprotectable.

                  (e) Such Grantor will not do any act that knowingly uses any Intellectual Property to infringe the intellectual property rights of any other Person.

                  (f) Such Grantor will notify the Documentation Agent immediately if it knows, or has reason to know, that any application or registration relating to any Intellectual Property which is material to the business of the Grantor may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, right to use, interest in, or the validity of, any such Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

                  (g) Whenever such Grantor, either by itself or through any agent, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency within or outside the United States, such Grantor shall promptly report such filing to the Documentation Agent (but in no event more than 30 days after any Grantor obtains knowledge thereof). Such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Documentation Agent may reasonably request to evidence the Documentation Agent's security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

                  (h) Such Grantor will take all reasonable actions necessary in the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency, to pursue each application and to maintain each registration of any Copyright, Trademark or Patent owned by such Grantor and material to its business, including filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition and interference and cancellation proceedings.


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                  (i) In the event that any Intellectual Property owned by or exclusively licensed to such Grantor is infringed upon or misappropriated or diluted by a third party, such Grantor shall notify the Documentation Agent promptly after such Grantor obtains knowledge thereof. Such Grantor shall take all reasonable action in response to such infringement, misappropriation of dilution, including bringing suit for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation of dilution.

                  (j) Unless otherwise agreed to by the Documentation Agent, such Grantor will execute and deliver to the Documentation Agent for filing in (i) the United States Copyright Office a short-form copyright security agreement in the form attached hereto as Annex 4, (ii) the United States Patent and Trademark Office a short-form patent security agreement in the form attached hereto as Annex 5 and (iii) the United States Patent and Trademark Office a short-form trademark security agreement in form attached hereto as Annex 6."

     2.5. AMENDMENTS TO SCHEDULES.

         (a) Schedule 2 to the Collateral Agreement is hereby deleted in its entirety and replaced with Schedule I attached hereto.

         (b) The Schedules to the Collateral Agreement are hereby amended by adding immediately after Schedule 6 (Perfection Matters) (i) a new Schedule 7 (Intellectual Property) attached hereto as Schedule II and (ii) a new Schedule 8 (Approved Deposit Accounts; Securities Accounts) attached hereto as Schedule III.

     2.6. AMENDMENTS TO ANNEX. The Annex to the Collateral Agreement is hereby amended by

         (a) inserting immediately after Annex 1 (Form of Assumption Agreement), a new Annex 2 (Form of Deposit Account Control Agreement), attached hereto as Exhibit A.

         (b) inserting immediately after Annex 2 (as inserted by this Amendment), a new Annex 3 (Form of Control Account Agreement), attached hereto as Exhibit B.

         (c) inserting immediately after Annex 3 (as inserted by this Amendment), a new Annex 4 (Form of Copyright Security Agreement), attached hereto as Exhibit C.

         (d) inserting immediately after Annex 4 (as inserted by this Amendment), a new Annex 5 (Form of Patent Security Agreement), attached hereto as Exhibit D.

         (e) inserting immediately after Annex 5 (as inserted by this Amendment), a new Annex 6 (Form of Trademark Security Agreement), attached hereto as Exhibit E.

                      SECTION 3. GRANT OF SECURITY INTEREST

     Each Grantor hereby acknowledges, ratifies and confirms the grant to the Documentation Agent for the ratable benefit of the Administrative Agent, the Documentation Agent and the

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Lenders (and their affiliates and subsidiaries which hold Obligations) set forth in the Collateral Agreement, and hereby assigns, transfers and grants to the Documentation Agent, for the ratable benefit of the Administrative Agent, the Documentation Agent and the Lenders (and their affiliates and subsidiaries which hold Obligations), a security interest in all of such Grantor's right, title and interest, in and to all of the Collateral (as amended in Subsection 2.2 of this Amendment), as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of such Grantor's Obligations.

                            SECTION 4. MISCELLANEOUS

     4.1. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective on the date (the "EFFECTIVE DATE") upon which the Documentation Agent shall have received counterparts hereof, duly executed and delivered by each Grantor and the Documentation Agent.

     4.2. LIMITED EFFECT. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Documentation Agent under any of the Credit Documents, nor constitute a waiver or amendment of any provisions of any of the Credit Documents. Except as expressly modified herein, all of the provisions and covenants of the Collateral Agreement and the other Credit Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

     4.3. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

     4.4. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                          HEXCEL CORPORATION
                                          HEXCEL INTERNATIONAL
                                          HEXCEL OMEGA CORPORATION
                                          HEXCEL BETA CORP.
                                          CLARK-SCHWEBEL HOLDING CORP.
                                          CLARK-SCHWEBEL CORPORATION
                                          CS TECH-FAB HOLDING, INC.
                                          HEXCEL POTTSVILLE CORPORATION
                                          ACM HOLDINGS CORPORATION
                                          HEXCEL PACIFIC RIM CORPORATION (CA)
                                          HEXCEL PACIFIC RIM CORPORATION (DE)
                                          HEXCEL FAR EAST
                                          HEXCEL TECHNOLOGIES INC.




                                          By:________________________________
                                             Title:

                                          CITIBANK, N.A.,
                                            as Documentation Agent

                                          By:_________________________________
                                             Title:


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